SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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VERTEX ENERGY, INC.
(Name of Registrant As Specified In Its Charter)

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VERTEX ENERGY, INC.
1331 GEMINI
SUITE 250
HOUSTON, TEXAS 77058

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 14, 2010

To the stockholders of Vertex Energy, Inc.:

Notice is hereby given of an annual meeting of stockholders of Vertex Energy, Inc. (the "Company") to be held on July 14, 2010 at 3:00 P.M. C.S.T. at the Company’s office, located at 1331 Gemini, Suite 250, Houston, Texas 77058 (the “Meeting”), for the following purposes:

1.
To elect six directors and waive the requirement provided for in the Company’s Series A Preferred Stock Designation that the Board of Directors only include five (5) members.  The Board of Directors recommends that you approve the election of Benjamin P. Cowart, Dan Borgen, Ingram Lee, David Phillips, Christopher Stratton and John Pimentel as Directors of the Company and waive the requirement provided for in the Company’s Series A Preferred Stock Designation that the Board of Directors only include five (5) members.

2.
Approval of the Filing of the Company’s Amended and Restated Series A Convertible Preferred Stock Designation.  The Board of Directors recommends that you approve and ratify the filing of the Company’s Amended and Restated Convertible Preferred Stock Designation, which amends and restates the previously amended and restated designation to allow for the Company to have six Directors, five of which shall be appointed by the Company’s voting stock and one of which shall be appointed by the Company’s Series A Preferred Stock voting as a group (as discussed below).

3.	Ratification of the Company’s 2009 Stock Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s 2009 Stock Incentive Plan.

4.	To ratify the appointment of LBB & Associates, LLP, as the Company’s independent auditors for the fiscal years ending December 31, 2009 and 2010.

5.	To transact such other business as may properly come before the annual meeting.

Common and preferred stockholders of record on the close of business on May 21, 2010 are entitled to notice of the Meeting. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons. All stockholders are cordially invited to attend the Meeting in person; however our majority stockholders do not need your vote to effect the changes above.

The accompanying Information Statement is for informational purposes. Please read the accompanying Information Statement carefully.

A copy of our 2010 Annual Report on Form 10-K is enclosed with this Information Statement, and includes certain information which may be useful in determining the vote of the matters set forth above.

By Order of the Board of Directors,

/s/ Benjamin P. Cowart
Benjamin P. Cowart
Chief Executive Officer
(Principal Executive Officer) and Chairman
June 4, 2010

VERTEX ENERGY, INC.
1331 GEMINI
SUITE 250
HOUSTON, TEXAS 77058

INFORMATION STATEMENT
June 4, 2010

This Information Statement is furnished by the Board of Directors of Vertex Energy, Inc. (the "Company", “we”, “us” or “Vertex”) to provide notice of an annual meeting of stockholders of the Company which will be held on July 14, 2010 at 3:00 P.M. C.S.T. at the Company’s office, located at 1331 Gemini, Suite 250, Houston, Texas 77058 (the “Meeting”).

The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on May 21, 2010 (the "Record Date"). As of the Record Date, there were 8,254,586 shares of the Company's common stock outstanding,  4,755,666 shares of the Company's Series A Convertible Preferred Stock outstanding (the “Series A Preferred Stock”), and 450,000 shares of the Company's Series B Convertible Preferred Stock outstanding (the “Series B Preferred Stock”). The holders of all outstanding shares of common stock are entitled to one vote per share on the matters set forth herein (subject to the voting rights of the Series A Preferred Stock described below) registered in their names on the books of the Company at the close of business on the Record Date.  The holders of all outstanding shares of Series A Preferred Stock registered in their names on the books of the Company at the close of business on the Record Date are entitled to one vote per share on the matters set forth herein, provided that the Series A Preferred Stock shareholders, voting as a class, have the right to appoint one (1) Director of the Company (as described in greater detail below).  The Series B Preferred Stock shares of the Company have no voting rights on the matters set forth herein.  As a result, there are 13,010,252 voting shares eligible to vote on the matters which come before the Meeting, and 4.755.666 Series A Preferred Stock voting shares which are eligible to vote on the election of one (1) Director of the Company.

The presence at the annual meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the annual meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the annual meeting other than the matters referred to in this Information Statement.

Pursuant to an Amended and Restated Agreement and Plan of Merger dated May 19, 2008, by and between Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), a Texas limited partnership ("Vertex LP"), us, World Waste Technologies, Inc., a California corporation (“WWT” or “World Waste”), Vertex Merger Sub, LLC, a California limited liability company and our wholly-owned subsidiary ("Merger Subsidiary"), and Benjamin P. Cowart, our Chief Executive Officer, as agent for our shareholders (as amended from time to time, the “Merger Agreement”), and effective on April 16, 2009, World Waste merged with and into Merger Subsidiary, with Merger Subsidiary continuing as the surviving corporation and becoming our wholly-owned subsidiary (the "Merger"). In connection with the Merger, (i) each outstanding share of World Waste common stock was cancelled and exchanged for 0.10 shares of our common stock; (ii) each outstanding share of World Waste Series A preferred stock was cancelled and exchanged for 0.4062 shares of our Series A Preferred Stock; and (iii) each outstanding share of World Waste Series B preferred stock was cancelled and exchanged for 11.651 shares of our Series A Preferred Stock.

The holder of each share of Vertex Series A Preferred Stock is entitled to that number of votes equal to the number of whole shares of Vertex common stock into which such holder’s shares are convertible (currently one share of common stock for each share of Series A Preferred Stock converted, subject to the conversion rights described in such Series A Preferred Stock designation). In general, holders of Vertex common stock and Vertex Series A Preferred vote together as a single class. However, so long as at least 50% of the shares of the Vertex Series A Preferred Stock originally issued in the Merger remain outstanding, holders of Vertex Series A Preferred Stock are entitled to elect one member of Vertex’s five-person Board of Directors (which will be amended to one member of Vertex’s six-person Board of Directors as provided in Proposal 2, below)(the “Series A Preferred Stock Designee”). Any Director elected by holders of shares of Vertex Series A Preferred Stock may be removed during such Director’s term of office, either with or without cause, only by the affirmative vote of at least 66-2/3% of the then outstanding shares of Vertex Series A Preferred Stock.

The matters scheduled to come before the annual meeting require the approval of a majority of the votes cast at the annual meeting, other than (a) the appointment of the Directors by the Company’s voting stock, which requires a plurality of the votes cast; (b) the appointment of the Series A Preferred Stock Designee, which requires the vote of a majority of the Company’s outstanding shares of Series A Preferred Stock, and (c) the approval of the Amended and Restated Series A Preferred Stock designation, which is required to be approved by a majority of both the Company’s outstanding common stock and the Company’s Series A Preferred Stock. As of the Record Date, Benjamin P. Cowart, our Chief Executive Officer and Chairman (the “Majority Common Stock Holder”), beneficially owned and controlled the vote of 4,254,799 shares of our common stock (which number includes 55,311 shares of common stock owned by VTX, Inc., which shares Mr. Cowart has voting and dispositive control over) and has the right to vote an aggregate of 541,004 shares of our Series A Preferred Stock at the Meeting in favor of the proposals which are to come before the Meeting as set forth below, pursuant to a proxy agreement in place with Old Westbury Real Return Fund, which beneficially owned 541,004 shares of Series A Preferred Stock as of the Record Date, and which proxy agreement remains in place until the consummation of the Meeting.  Additionally, Trellus Management Company, LLC and its affiliates (the “Majority Series A Preferred Holder” and together with the Majority Common Stock Holder, the “Majority Shareholders”), which together beneficially own 1,841,627 shares of our Series A Preferred Stock as of the Record Date have agreed to vote such shares (or provide Mr. Cowart a voting agreement or proxy to vote such shares) of our Series A Preferred Stock at the Meeting in favor of the proposals set forth below.  Together, the Majority Shareholders have the right to vote 4,254,799 shares of common stock, or 51.5% of our outstanding common stock as of the Record Date, 2,382,631 shares of Series A Preferred Stock, or 50.1% of our outstanding shares of Series A Preferred Stock as of the Record Date, and 6,637,430 voting shares or 51.0% percent of our 13,010,252 total outstanding voting shares as of the Record Date, at the Meeting. As such, the Majority Shareholders or their proxies will approve the proposals and will therefore be able to approve the matters presented in this Information Statement without the further vote or consent of any other of the Company’s stockholders. As such, the Company is not soliciting your vote as the Majority Shareholders already have the vote in hand.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

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NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS

Internet Availability of Information Statement Materials and Annual Report

Pursuant to the rules adopted by the Securities and Exchange Commission, which is referred herein as the “SEC,” the Company is required to provide access to our Information Statement and Form 10-K Annual Report (the “Information Statement Materials”) via the Internet. Accordingly, we are furnishing Information Statement Materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. The Company believes that this new process should expedite stockholders’ receipt of materials, lower the costs incurred by the Company for the Meeting and help to conserve natural resources.

On or about June 4, 2010 (which date is at least forty (40) days prior to the Meeting), we will mail to our stockholders a Notice of Internet Availability of Information Statement Materials (the “Notice”), in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 14, 2010,” which contains instructions on how to access and review the Information Statement Materials, including this Information Statement and our Annual Report on Form 10-K, on a website referred to in such notice (and provided below). The Notice also contains instructions on how to receive a paper copy of the Information Statement Materials and how to instruct us to send future information and proxy materials to stockholders electronically by email. Any stockholder’s election to receive the information statement or proxy materials by email will remain in effect until such stockholder terminates the request. If you receive a Notice of Internet Availability of Information Statement Materials by mail, you will not receive a printed copy of the Information Statement Materials unless you request one. If you received a Notice of Internet Availability of Information Statement Materials by mail and would like to receive a printed copy of our Information Statement Materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Information Statement Materials, which are also provided below.

This Information Statement will be available at www.iproxydirect.com/VTNR on or about June 4, 2010, to all stockholders entitled to vote at the Meeting. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 will be made available at www.iproxydirect.com/VTNR concurrently with these Information Statement Materials.

Only one Notice is being delivered to two or more stockholders who share an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will promptly deliver upon written or oral request a separate copy of the Notice, this Information Statement or the Annual Report, to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Notice, this Information Statement or the Annual Report, or if in the future you would like to receive separate copies of information or proxy statements, annual reports, or notices of internet availability, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by telephoning the Company’s offices toll free at (866) 660-8156, by writing the Company’s Secretary, Chris Carlson, at 1331 Gemini Street, Suite 250, Houston, Texas 77058, or by e-mail at ChrisC@VertexEnergy.com.

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PROPOSAL 1

ELECTION OF SIX (6) DIRECTORS AND WAIVER OF THE REQUIREMENT DESCRIBED IN THE COMPANY’S SERIES A PREFERRED STOCK DESIGNATION THAT THE BOARD OF DIRECTORS CONSIST OF FIVE (5) PERSONS.

What Are The Majority Stockholders Approving?

Currently, the Company’s Series A Preferred Stock Designation (as amended and restated) provides for the Board of Directors of the Company to consist of five (5) members, of which one (1) member is appointed by the Series A Preferred Stock holders voting as a class.  As a result of the Designation Amendment (defined below under Proposal 2), the Company’s Series A Preferred Stock Designation will be amended to provide for the Board of Directors of the Company to consist of six (6) members, of which one (1) member is appointed by the Series A Preferred Stock holders voting as a class.  As the Majority Shareholders will approve the Designation Amendment simultaneously as their approval of the appointment of the Nominees (defined below) without the need for further shareholder approval or consent, the below discussion of this Proposal 1, assumes for all purposes that the Designation Amendment has been approved, and that the Series A Preferred Stock Designation allows for the appointment of six (6) Directors.  In addition, and notwithstanding the approval of the Designation Amendment, the Majority Shareholders will approve the waiver of the requirement that the Board of Directors consist of five (5) members to allow the appointment of Christopher Stratton as the sixth member of the Board of Directors prior to the filing of the Designation Amendment with the Secretary of State of Nevada (the “Waiver”).  Additional disclosures regarding the Designation Amendment (and the result of the Waiver are described below under Proposal 2).

Five directors are to be re-elected and one new director is to be appointed to serve until the next annual meeting of the stockholders and until their successors are elected by our outstanding voting shares of which one director is to be re-elected to serve until the next annual meeting of stockholders and until his successor is elected by our Series A Preferred Stock holders. The Board of Directors has nominated Benjamin P. Cowart, Dan Borgen, Ingram Lee and David Phillips to be re-elected to the Board of Directors and Christopher Stratton to be elected as a Director (the “Non-Series A Nominees”) and the current Series A Preferred Stock nominee, John Pimentel (the “Series A Preferred Stock Member”), has been nominated by the Majority Series A Preferred Holders (collectively the "Nominees"). Each of these Nominees, other than Mr. Stratton, who currently serves as the Company’s Chief Financial Officer, are currently serving as Directors of the Company.

The Board of Directors has no reason to believe that the Nominees will be unable to serve or decline to serve as a Director. Any vacancy occurring between stockholders' meetings in any of the four Board of Directors positions not held by the Series A Preferred Stock Member, including vacancies resulting from an increase in the number of Directors may be filled by the Board of Directors. A vacancy in the Series A Preferred Stock Member position may be filled by the affirmative vote of at least 66-2/3% of the then outstanding shares of Series A Preferred Stock.  A Director elected to fill a vacancy shall hold office until the next annual stockholders' meeting.

The following biographical information is furnished with respect to the Nominees. The information includes the individuals’ present position with the Company, period served as a Director, and other business experience during at least the past five years.

BENJAMIN P. COWART - CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT (Age 41): Mr. Cowart, the president of the General Partner for Vertex LP, has been involved in the petroleum recycling industry for over 20 years. Mr. Cowart is the founder of the Vertex group of companies and has served such companies since 2001. Mr. Cowart is the founder, Chief Executive Officer, President and Chairman of the Board of Vertex. As a leader in the recycling field, Mr. Cowart helped pioneer the reclamation industry by developing recycling options for many residual materials once managed as a hazardous waste. Mr. Cowart co-authored the industry's first e-commerce operating system for the digital management of petroleum waste and residual materials. Mr. Cowart was awarded the 2003 Business Man of the Year from The National Republican Congressional Committee, and served on NORA's Board of Directors and as President in 2008. Mr. Cowart has taken an active role in the petroleum industry with his involvement in speaking, consulting, chairing, and serving on various committees and industry associations. Prior to the formation of Vertex LP, Mr. Cowart served as the Vice President of Aaron Oil Company, a regional recycler in Alabama.

JOHN PIMENTEL - DIRECTOR (Age 43): Mr. Pimentel was appointed to the Board of Directors of Vertex in connection with the closing of the Merger, and is the Vertex Series A preferred stock appointee to the Board. Mr. Pimentel served as the Chief Executive Officer of World Waste from the fourth quarter of 2005 and as a member of the World Waste board of directors since early 2004 until the effective date of the Merger. Currently, Mr. Pimentel is developing a range of renewable energy generation projects in the Western United States.  Mr. Pimentel was employed as a non-executive employee of the Company from the closing of the Merger until June 2009, but Mr. Pimentel continues to serve as a Director of the Company.  Previously, he worked with Cagan McAfee Capital Partners, responsible for portfolio company management, strategy and investment structuring in industries including energy and technology. Mr. Pimentel was one of the co-founders of Pacific Ethanol (NASDAQ: PEIX) where he served as a director from 2003 to 2005. He has also served on the boards of Particle Drilling (NASDAQ: PDRT) and Evolution Petroleum (Amex: EVO). Mr. Pimentel has also worked for Bain & Company in its Private Equity Group, as well as that firm's general consulting practice. Mr. Pimentel has extensive operating experience including service as Deputy Secretary for Transportation for the State of California where he oversaw a $4.5 billion budget and 28,000 employees. Mr. Pimentel has an MBA from Harvard Business School and a BA from the University of California, Berkeley.

DAN BORGEN - DIRECTOR (Age 48): Mr. Borgen was appointed a Director of Vertex in June 2008. Mr. Borgen currently serves as Chairman, Chief Executive Officer and President of U.S. Development Group LLC ("USD"), where he has worked since May 1995. In his current role, Mr. Borgen guides all senior aspects of USD's corporate activities. USD is comprised of wholly-owned subsidiaries that focus on industrial development, logistics, products terminaling, power corridors, financial services and gasification. In addition to his work with USD, Mr. Borgen has served as President of U.S. Right-of-Way Corporation since June 1993. Prior to this, Mr. Borgen worked for eleven years as an investment banker serving as Merger & Acquisition Director, Portfolio Manager and as a member of the Executive Committee for strategic planning and development. His activities were focused on manufacturing, food service, oil and gas exploration/production, telecommunications, banking and Western European finance. In his capacity as an investment banker, Mr. Borgen served as Vice President of The Oxford Group from July 1990 to June 1993, Vice President/Principal of The Paramount Companies from July 1985 to April 1990 and Manager - Investor Relations of Invoil Inc. from April 1982 to June 1985.

DAVID L. PHILLIPS - DIRECTOR (Age 53): Mr. Phillips was appointed a Director of Vertex in June 2008. Mr. Phillips is currently the Managing Partner of Bilateral Initiatives LLP, an international business-to-business consulting firm specializing in providing key strategic expansion and corporate growth advice to the chairman and chief executive level members of various firms. Mr. Phillips is also Managing Partner of Phillips International Law Group PLLC, a worldwide recognized international law firm specializing in mergers, acquisitions, project development and EPC construction work with a focus on the international energy landscape in the oil, gas, chemical and power downstream sector and the alternative energy industry. Mr. Phillips' clients include worldwide energy companies, including several Middle East National Oil Companies. Prior to his founding of Bilateral Initiatives LLP and the Phillips International Law Group, Mr. Phillips was a Partner at the law firm of Jackson Walker LLP from May 2002 until May 2008 and chaired several of the firm's practice areas over that period. Prior to working at Jackson Walker LLP, from May 1995 to May 2002 Mr. Phillips served as a chief executive officer in the former KeySpan Energy Corporation, a $14 billion public energy conglomerate based in New York City, and as a member of the board of directors of certain KeySpan subsidiaries. From June 1991 to May 1995, Mr. Phillips served as a chief executive officer in Equitable Resources, Inc. a $6 billion public gas utility holding company based in Pittsburgh, Pennsylvania, and as a member of the board of directors of certain Equitable subsidiaries. Mr. Phillips also served as the General Counsel to Eastex Energy Inc., a public midstream energy company, from June 1985 to May 1991, which was later acquired by El Paso Energy and ultimately Enterprise Products LP.

In addition to his current roles at Bilateral Initiatives LLP and Phillips International Law Group PLLC, Mr. Phillips is the Chairman of the Board of Directors and the Executive Board of Advisors, Ambassadors, Ministers & Former US Cabinet Secretaries of the Bilateral US Arab Chamber of Commerce (BUSACC).

Mr. Phillips received his bachelor's degree from the University of Texas in August 1984 and his Juris Doctor from the South Texas College of Law in August 1988. Mr. Phillips is a member of State Bar of Texas, International Bar Association, American Bar Association, and the Houston Bar Association; he is also a member of the Oil, Gas & Energy Law Section, the Business Law Section, and the Corporate Counsel Section of the State Bar of Texas and Houston Bar Association. Additionally, he is a member of the Natural Resources, Energy and Environmental Law Section of the American Bar Association & International Bar Association.

INGRAM LEE - DIRECTOR AND TREASURER (Age 49): Mr. Lee has been a Director and treasurer of Vertex since its inception in May 2008. Since May 1993, he has worked at PTI, Incorporated ("PTI") where he currently serves as the President. In his current role with PTI, Mr. Lee is responsible for overseeing trading, purchasing, blending, training and sales of both residual and distillate petroleum products. Prior to joining PTI, Mr. Lee was a Trading Manager at Coastal Corporation (currently El Paso Corporation) from 1988 to 1993, responsible for the trading of over 20 million barrels per year of heavy oil and distillate products in and out of South America, Mexico and the Caribbean. From 1985 to 1988, Mr. Lee was an Operations/Blending Manager for Challenger Petroleum USA, Inc.  Prior to this, he worked as a field manager for Torco Oil Company from 1982 to 1985 and a petroleum dispatcher and laboratory coordinator for E.W. Saybolt Petroleum Inspection Company from 1979 to 1982. Mr. Lee has been involved in aspects of the petroleum products trading industry for 28 years, from purchasing and sales to operations and transportation.

CHRISTOPHER STRATTON – CHIEF FINANCIAL OFFICER (Age 41): Mr. Stratton has served as Chief Financial Officer of Vertex since August 24, 2009.  Mr. Stratton served as Director of Finance for CITI in the Global Commodities Group, until August 2009, a position which he held since June 2005.  Prior to joining CITI, Mr. Stratton served as a Senior Manager with PricewaterhouseCoopers, LLC, from July 1998 to June 2005.  From May 1990 to July 1997, Mr. Stratton co-founded and was employed as Vice President by Marketlink International, Inc., an international trade company which performed commodity trading of industrial products throughout North America, South America, Europe and Asia.  Mr. Stratton obtained his Bachelor of Business Administration in Accounting from Baylor University in 1991 and his Master of Business Administration (Finance and Entrepreneurship) from Rice University in 1999.  Mr. Stratton is also a Certified Public Accountant.  He is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the Rice University Jones Graduate School of Management Partners.

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Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement.

Director Independence

The Over-The-Counter Bulletin Board does not have rules regarding director independence.  The Company will seek to appoint independent Directors, if and when it is required to do so.

Related Party Transaction Committee

We have formed a Related Party Transaction Committee (the “Related Party Transaction Committee”). The Related Party Transaction Committee is chaired by Mr. Phillips and includes Mr. Borgen and Mr. Pimentel. The Related Party Transaction Committee is required to include at least two “independent directors” (defined to mean any individual who does not beneficially own more than 5% of the outstanding voting shares of Vertex, is not employed by, or an officer of, Vertex or any entity related to Benjamin P. Cowart, is not a director or manager of any such company, is not a family member of Mr. Cowart, and would qualify as an “Independent Director” as defined in the rules and regulations of the New York Stock Exchange). This Related Party Transaction Committee is charged with the review and pre-approval of any and all related party transactions, including between Vertex and Vertex LP, Mr. Cowart, or any other company or individual which may be affiliated with Mr. Cowart.

Compensation Committee

The Company has also appointed a Compensation Committee, chaired by Mr. Borgen and includes Mr. Phillips, and Mr. Lee.

Audit Committee

The Company has also appointed an Audit Committee, chaired by Mr. Pimentel and includes Mr. Borgen and Mr. Phillips.

Board of Directors Meetings

In all, the Company had two official meetings of the Board of Directors of the Company in person and effected approximately six actions via consent to action signed by the entire Board of Directors during the last fiscal year ending December 31, 2009.  Each member of the Company’s Board of Directors is encouraged, but not required to attend shareholder meetings.

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We are not aware of the occurrence during the last five years of any events that are material to an evaluation of the ability or integrity of any of our Directors, Nominees, executive officers, or control persons such as the following:

▪	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

▪	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

▪
Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting the involvement of such person in any type of business, securities or banking activities; and

▪
Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the securities Exchange Act of 1934, as amended, requires our Directors, executive officers and persons who own more than 10% of a class of our equity securities which are registered under the Exchange Act of 1934, as amended, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, Directors and greater than 10% beneficial owners are required by Commission regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

To our knowledge, based solely on a review of the copies of such reports furnished to us, Benjamin P. Cowart, Christopher Stratton, Matthew Lieb, Chris Carlson, John Pimentel, Dan Borgen, David L. Phillips, and Ingram Lee, are currently subject to Section 16(a) filing requirements and have made their required filings with the Commission.  We also believe that Trellus Management Company, LLC is subject to the Section 16(a) filing requirements and may not have made their required filings with the Commission to date.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, which represent the Company’s principal executive officer (the Chief Executive Officer), and the Company’s two most highly compensated officers other than the principal executive officer:

SUMMARY COMPENSATION TABLE(1)

Name and principal position	Year Ended December 31,	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)		All other Compensation ($)	Total ($)

Benjamin P. Cowart	2009	$146,520	(6)	$38,000	(5)	$0	$3,600	(2)	$0	$188,120
Chairman and CEO

Matthew Lieb	2009	$113,077	(6)	$17,500	(5)	$0	$23,932	(2)	$0	$154,509
Chief Operating Officer	2008	$162,000		$0		$0	$0		$0	$162,000
Former Chief Operating Officer of World Waste (4)	2007	$124,941	(3)	$0		$0	$396,100	(2)	$0	$521,041

Christopher Stratton	2009	$78,277	(6)	$7,500	(5)	$0	$4,500	(2)	$0	$90,287
Chief Financial Officer

Chris Carlson	2009	$74,727	(6)	$25,000	(5)	$0	$29,160	(2)	$0	$128,887
Secretary & VP of Finance

John Pimentel	2008	$180,000		$0		$0	$32,987	(2)	$0	$212,987
Former Chief Executive Officer of World Waste	2007	$180,000				$0	$936,410	(2)	$0	$1,116,430
				$0
Adam Shore	2008	$80,000		$0		$0	$0		$0	$80,000
Former Interim Chief Financial Officer of World Waste

David Rane	2008	$18,667		$0		$0	$7,497		$0	$26,164
Former Chief Financial Officer of World Waste	2007	$224,000		$0		$0	$247,500	(2)	$0	$471,500

(1)  Does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation. No executive officer of the Company received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings during the periods presented.  The Company was formed as a Nevada corporation on May 14, 2008.  As a result of the Merger which closed on April 16, 2009, as the successor entity of World Waste (as described in greater detail above), we assumed World Waste’s filing obligations with the Securities and Exchange Commission.  As such, the information in the table above for the years ended December 2007 and 2008 relates to compensation paid to officers of World Waste, whereas the compensation for the year ended December 31, 2009, relates to compensation paid to officers of the Company following the Merger.

(2) Represents the fair value of the grant of certain options to purchase shares of our common stock form fiscal 2009 (and World Waste common stock for fiscal 2008 and 2007) calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) Includes $23,833 paid to Mr. Lieb as consulting fees.

(4) Mr. Lieb served as the Chief Operating Officer of World Waste until April 16, 2009, the effective date of the Merger, at which time he began working for the Company as its Chief Operating Officer.

(5) Represents 2009 bonus amounts that have been accrued for as of December 31, 2009 but have not been paid to date.

(6) Represents 2009 compensation received subsequent to the effective date of the merger on April 16, 2009.

Board of Directors Compensation:

The following table sets forth summary information concerning the compensation we paid to Directors during the year ended December 31, 2009:

NAME (1)	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)	TOTAL ($)
David Phillips	16,500 (3)	7,605 (2)	24,105
Dan Borgen	16,000 (3)	7,605 (2)	23,605
Ingram Lee	12,500 (3)	7,605 (2)	20,105
John Pimentel	16,500 (3)	3,600 (2)	20,100

No Director received any Stock Awards, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings or other compensation during the fiscal year ended December 31, 2009.

(1) Mr. Cowart did not receive any compensation separate from the consideration he received as an officer of the Company for the year ended December 31, 2009 in consideration for his service to the Board as a Director of the Company.

(2) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) $10,000 of the referenced amounts have been accrued but not paid.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (1)

Name	Number of securities underlying unexercised options (#) Exercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Benjamin P. Cowart CEO	-	-	80,000	$0.50	7/15/14	-	-	-	-
Christopher Stratton CFO	-	-	100,000	$0.45	7/15/19	-	-	-	-
Ingram Lee Treasurer	5,000	-	15,000	$1.20	5/16/18	-	-	-	-
Ingram Lee Treasurer	-	-	80,000	$0.45	7/15/19	-	-	-	-
Chris Carlson Secretary	35,000	-	105,000	$1.20	5/16/18	-	-	-	-
Chris Carlson Secretary	-	-	25,000	$0.45	7/15/19	-	-	-	-
Matthew Lieb COO	68,752	-	131,248	$0.50	1/28/19	-	-	-	-
Matthew Lieb COO	-	-	50,000	$0.45	7/15/19	-	-	-	-
Matthew Lieb COO	40,000	-	-	$14.20	5/21/17	-	-	-	-

(1) The table above only includes equity awards granted in consideration for services rendered by the named executives disclosed above, and does not include any warrants granted in connection with the closing of the Merger.  Additionally, the table above only represents outstanding equity awards as of December 31, 2009.

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Compensation of Officers and Directors

In consideration for agreeing to serve as a Director of Vertex, on May 16, 2008 each of Messrs. Borgen, Lee and Phillips were granted an option to acquire up to 20,000 shares of Vertex’s common stock at an exercise price of $1.20 per share. The options expire if unexercised on the earlier of (a) the tenth anniversary of the grant date or (b) three months after the termination of the Director’s service to Vertex. The options vest at the rate of 25% of the total options per year on each annual anniversary of the grant date, assuming that the Director is continuing to provide services to Vertex on such date. The options also contain a cashless exercise provision.

In connection with the Merger, Vertex entered into an employment agreement with Benjamin P. Cowart pursuant to which Mr. Cowart serves as its Chief Executive Officer for a term of five years at a base salary of $190,000, and a bonus payment (to be determined in the sole discretion of Vertex’s compensation committee), as described in greater detail above.

With an effective date of April 16, 2009, Vertex entered into employment agreements with John Pimentel and Matthew Lieb.  Pursuant to the terms of their employment agreements, Mr. Pimentel was to serve as the Executive Vice President of Corporate Development of Vertex and Mr. Lieb was to serve as the Chief Operating Officer of Vertex, for a term of two and four years, respectively, renewable for additional one year periods thereafter.  Pursuant to the employment agreements, so long as they are employed by Vertex and for 12 months following the termination of their employment, the executives are prohibited from competing with Vertex.

                Mr. Pimentel and Mr. Lieb were also granted options in connection with the entry into their employment agreements.  Mr. Pimentel was granted an aggregate of 200,000 options, of which 100,000 vested immediately and 100,000 are to vest quarterly, at the rate of 12,500 per quarter over the eight fiscal quarters following the first fiscal quarter after the effective grant date of the options, subject to acceleration and forfeiture as provided in the option agreement.  Mr. Lieb was granted an aggregate of 200,000 options, of which 25,000 vested immediately and 175,000 are to vest quarterly, at the rate of 10,937 per quarter, over the sixteen fiscal quarters following the first fiscal quarter after the effective grant date of the options, subject to acceleration and forfeiture as provided in the option agreement.  The exercise price of the option grants was set by the Board of Directors, based on the closing bid price of Vertex’s common stock on May 9, 2009, at $0.50 per share, which includes the effects of the December 2008 1:10 reverse stock split of Vertex’s common stock, which has been retroactively reflected herein.

Mr. Pimentel’s employment and his employment agreement were terminated by Vertex effective June 22, 2009, provided that Mr. Pimentel continues to serve on the Board of Directors of Vertex, and his options continue to vest to him based on his service to the Board of Directors.

Effective July 15, 2009, the Company’s Board of Directors approved the Company’s 2009 Stock Incentive Plan and the grant of an aggregate of 815,000 stock options to certain employees, Directors and officers of the Company.  The Company’s 2009 Stock Incentive Plan (the “2009 Plan”), is subject to shareholder approval within twelve (12) months of the adoption date of the Plan, and allows the Board of Directors to grant up to an aggregate of 1,575,000 qualified and non-qualified stock options, restricted stock and performance based awards of securities to the Company’s officers, Directors and consultants to help attract and retain qualified Company personnel.

Pursuant to and in connection with the 2009 Plan, the Board of Directors granted an aggregate of 315,000 incentive stock options to certain of the Company’s employees in consideration for services rendered and to be rendered to the Company (the “Employee Options”).  Included in the Employee Option grants were the grant of options to purchase 25,000 shares to Chris Carlson, the Secretary and Vice President of the Company; and options to purchase 50,000 shares to Matthew Lieb, the Chief Operating Officer of the Company.

The Board of Directors also approved the grant of non-qualified stock options to purchase 100,000 shares to Christopher Stratton, our Chief Financial Officer, pursuant to the 2009 Plan and contingent upon Mr. Stratton’s acceptance of the Letter Agreement, which Letter Agreement was subsequently accepted by Mr. Stratton, (the “Stratton Options”).

Additionally, pursuant to and in connection with the 2009 Plan, the Board of Directors granted non-qualified stock options to purchase an aggregate of 320,000 shares to the Company’s Directors as follows in consideration for services rendered and to be rendered to the Company (the “Director Options,” and collectively with the Employee Options, and the Stratton Options, the “Employee and Director Options”):

Dan Borgen, Director	80,000 options
Ingram Lee, Director	80,000 options
David Phillips, Director	80,000 options
John Pimentel, Director	80,000 options

Finally, the Board of Directors granted Benjamin P. Cowart, the Chief Executive Officer, President, Chairman of the Board of Directors and largest shareholder of the Company non-qualified stock options to purchase 80,000 shares in consideration for services rendered and to be rendered to the Company (the “Cowart Options” and together with the Employee and Director Options, the “Options”).

The Employee and Director Options were granted at an exercise price of $0.45 per share, which represented the mean between the highest and lowest quoted selling prices of the Company’s common stock on the grant date (July 15, 2009)(the “Mean Selling Price”).  The Cowart Options have an exercise price of $0.50, which represents greater than 110% of the Mean Selling Price, as required by the 2009 Plan, as Mr. Cowart is a greater than 10% shareholder of the Company.

All of the Options vest at the rate of ¼ of each grantee’s options per year on the anniversary date of such grants, subject to accelerated vesting in the event of a change of control of the Company, and expire upon the earlier of (a) 90 days following the termination of their employment (or in the case of a Director, such Director’s appointment) with the Company; and (b) ten years from the grant date in the case of the Employee and Director Options and five years from the grant date in connection with the Cowart Options, as otherwise provided in the option agreements evidencing each grant.

Employment Agreements

 Mr. Cowart’s compensation package includes (1) a base salary of $190,000, subject to annual increases as determined in the sole discretion of the compensation committee of Vertex’s board of directors, and (2) a bonus payment determined in the sole discretion of the compensation committee. Mr. Cowart will also be eligible to participate in Vertex’s stock option plan and other benefit plans. Vertex may terminate Mr. Cowart’s employment for “cause” (which is defined to include, among other things, a material breach of the agreement by Mr. Cowart). Mr. Cowart may terminate his agreement upon delivery to Vertex of written notice of termination for any reason, including “good reason,” which is defined to include, among other things, a material breach of the agreement by Vertex, or a modification of Mr. Cowart’s duties such that they are inconsistent with the position and title of Chief Executive Officer.

Upon termination of the agreement on the five-year anniversary thereof, or for “cause,” Mr. Cowart will be entitled to any salary accrued through such termination date, as well as any other benefits to which he may be entitled under any stock plan or other benefit plan that Vertex maintains. If such agreement is terminated without “cause” or Mr. Cowart resigns for “good reason,” Mr. Cowart will be entitled to continue to receive his salary then in effect for a period of six months following the date of termination.

Pursuant to the agreement, as long as Mr. Cowart is employed thereunder and for a period of six months thereafter, he may not engage or participate in any business that is in competition in any manner whatsoever with Vertex’s business (as presently or hereafter conducted), subject to certain exceptions.

Although Mr. Cowart will be prohibited from competing with Vertex while he is employed with Vertex he will only be prohibited from competing for six months after his employment with Vertex ends. Additionally, none of Mr. Cowart’s affiliated companies, including Vertex LP, will be prohibited from competing with Vertex following the closing of the merger. Accordingly, Mr. Cowart or these entities could be in a position to use industry experience gained while working with Vertex to compete with Vertex.

With an effective date of April 16, 2009, Vertex entered into an employment agreement with Matthew Lieb.  Pursuant to the terms of the employment agreement, Mr. Lieb is to serve as the Chief Operating Officer of Vertex, for a term of four years, renewable for additional one year periods thereafter.  Pursuant to the employment agreement, so long as Mr. Lieb is employed by Vertex and for 12 months following the termination of his employment, Mr. Lieb is prohibited from competing with Vertex. Pursuant to the employment agreement, Mr. Lieb is to receive a salary of $150,000 per year.

If Mr. Lieb’s employment agreement is terminated without cause by the Company or for good reason by such executive, he is to receive severance pay equal to three months of salary during the first 12 months of the term of the agreement and six months following the initial 12 month term.  If his employment is terminated for any other reason, he is to receive any compensation earned as of the termination date.

Mr. Lieb was also granted options in connection with the entry into his employment agreement.  Mr. Lieb was granted an aggregate of options to purchase 200,000 shares, of which options to purchase 25,000 shares vested immediately and options to purchase 175,000 shares are to vest quarterly, at the rate of 10,937 per quarter, over the sixteen fiscal quarters following the first fiscal quarter after the effective grant date of the options, subject to acceleration and forfeiture as provided in the option agreement.  The exercise price of the option grants was set by the Board of Directors, based on the closing bid price of Vertex’s common stock on May 9, 2009, at $0.50 per share, which includes the effects of the December 2008 1:10 reverse stock split of Vertex’s common stock, which has been retroactively reflected herein.

Vertex entered into a letter agreement (the “Letter Agreement”) with Christopher Stratton, pursuant to which Mr. Stratton agreed to serve as Chief Financial Officer of the Company, effective August 24, 2009, which Letter Agreement and appointment was subsequently approved and ratified by the Board of Directors.  Pursuant to the Letter Agreement, Mr. Stratton agreed to serve as the Company’s Chief Financial Officer; we agreed to pay Mr. Stratton $204,000 per year, payable every two weeks and to grant Mr. Stratton options to purchase 100,000 shares of the Company’s common stock; and Mr. Stratton agreed to certain other terms and conditions of the Letter Agreement and to be bound by the terms and conditions of the Company’s Proprietary information and Inventions Agreement. Pursuant to the Letter Agreement, which provides for the employment of Mr. Stratton to be “at-will,” we also agreed that if Mr. Stratton’s employment is terminated by us for any reason without cause prior to April 1, 2010, that we would pay Mr. Stratton a one-time lump sum severance payment of $30,000.

The description of the various employment agreements described above are subject in all respects to the actual terms and conditions of such agreements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of Vertex’s capital stock as of May 21, 2010 by (i) each person who is known by Vertex to own beneficially more than five percent (5%) of Vertex’s outstanding voting stock; (ii) each of Vertex’s Directors; (iii) each of Vertex’s executive officers; and (iv) all of Vertex’s current executive officers and Directors as a group. As of May 21, 2010, the Record Date, 8,254,586 shares of Vertex common stock were issued and outstanding and 4,755,666 shares of Series A Preferred Stock (which each vote one voting share on shareholder matters) were issued and outstanding for 13,010,252 total voting shares.  There were also 450,000 shares of Series B Preferred Stock issued and outstanding, which shares have no voting rights (other than on matters concerning the Series B Preferred Stock).

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. Vertex believes that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person.

Shareholder Name	Number of Shares Beneficially Owned		Percent (1)

Benjamin P. Cowart Chief Executive Officer and Chairman	4,882,823	(a)	35.8%

Christopher Stratton Chief Financial Officer	25,000	(b)	*

John Pimentel Director	445,779	(c)	3.3%

Ingram Lee Treasurer and Director	246,076	(d)	1.9%

Dan Borgen Director	30,000	(e)	*

David Phillips Director	30,000	(f)	*

Chris Carlson Secretary	407,152	(g)	3.1%

Matthew Lieb Chief Operating Officer	132,190	(h)	1.0%

Trellus Management Company, LLC (i)	1,981,627	(j)	15.1%
350 Madison Avenue, 8th Floor New York, New York 10017

Total Officers and Directors (8 Persons)	5,578,154		38.9%

* Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1) Based on 8,254,586 shares of Vertex common stock issued and outstanding and 4,755,666 shares of Series A Preferred Stock issued and outstanding (which each vote one voting share on shareholder matters) totaling 13,010,252 voting shares as of the Record Date. Additionally, shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of May 21, 2010, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, the address for each of the officers or Directors listed in the table above is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

(a) Includes 55,311 shares held by VTX, Inc., which Mr. Cowart serves as President of and is deemed to beneficially own ("VTX").  Also includes warrants to purchase an aggregate of 7,106 shares of the Company's common stock held by VTX, at various exercise prices from $1.55 to $37.00 per share, and with various expiration dates from between January 1, 2011 and February 26, 2018, granted to VTX, as a Partner of Vertex LP, for consideration in connection with the Merger (as described above)(the "Make-Whole Warrants").  Also includes Make-Whole Warrants to purchase an aggregate of 600,918 shares of our common stock held personally by Mr. Cowart.  Also includes options to purchase 20,000 shares of the Company’s common stock at an exercise price of $0.50 per share.  Does not include options to purchase 60,000 shares of the Company's common stock at an exercise price of $0.50 per share, which options have not vested to Mr. Cowart to date. Does not include 3,330,883 voting shares subject to voting agreements entered into with various shareholders of Vertex, which allow Mr. Cowart to appoint four of the Company’s Directors (the Company is currently in the process of amending such voting agreements to provide for Mr. Cowart to appoint five of the Company’s six directors) and which voting agreements remain in effect until April 16, 2012, as such voting agreements only provide Mr. Cowart the right to appoint Directors of the Company and do not otherwise provide him the right to vote or dispose of the shares underlying such agreements.  Does not include the result of the Proxy Agreement which Old Westbury Real Return Fund entered into with Mr. Cowart to allow Mr. Cowart the right to vote 541,004 shares of Series A Preferred Stock held by such shareholder at the Meeting in favor of the proposals set forth herein, as such Proxy Agreement expires upon consummation of the Meeting.

(b) Includes options to purchase 25,000 shares of the Company’s common stock at an exercise price of $0.45 per share.  Does not include options to purchase 75,000 shares of the Company's common stock at an exercise price of $0.45 per share, which options have not vested to Mr. Stratton to date.

(c) Includes 35,000 shares held by Mr. Pimentel's wife, 3,030 shares of the Company's Series A Preferred Stock, warrants to acquire 250 shares of our common stock at an exercise price of $27.50 per share, and options to acquire 125,000 shares of our common stock at exercise prices between $1.55 and $14.20 per share.  Includes 162,500 options to purchase shares of our common stock at an exercise price of $0.50 per share and 20,000 options to purchase shares of our common stock at an exercise price of $0.45 per share. Does not include options to purchase 37,500 shares of the Company's common stock at an exercise price of $0.50 per share, or 60,000 shares of the Company's common stock at an exercise price of $0.45 per share, which options have not vested to Mr. Pimentel to date.

(d) Includes 182,622 shares owned by PTI, Inc., which are beneficially owned by Mr. Lee ("PTI") and 10,000 shares owned by Mr. Lee.  Also includes Make-Whole Warrants to purchase 23,454 shares of our common stock owned by PTI, options to purchase 10,000 shares of the Company's common stock at an exercise price of $1.20 per share, and options to purchase 20,000 shares of the Company’s common stock at an exercise price of $0.45 per share.  Does not include options to purchase 10,000 shares of the Company's common stock at an exercise price of $1.20 per share, or options to purchase 60,000 shares of the Company’s common stock at an exercise price of $0.45 per share, which options have not vested to Mr. Lee to date.

(e) Includes options to purchase 10,000 shares of the Company's common stock at an exercise price of $1.20 per share and options to purchase 20,000 shares of the Company’s common stock at an exercise price of $0.45 per share.  Does not include options to purchase 10,000 shares of the Company's common stock at an exercise price of $1.20 per share, or options to purchase 60,000 shares of the Company’s common stock at an exercise price of $0.45 per share, which options have not vested to Mr. Borgen to date.

(f) Includes options to purchase 10,000 shares of the Company's common stock at an exercise price of $1.20 per share and options to purchase 20,000 shares of the Company’s common stock at an exercise price of $0.45 per share.  Does not include options to purchase 10,000 shares of the Company's common stock at an exercise price of $1.20 per share, or options to purchase 60,000 shares of the Company’s common stock at an exercise price of $0.45 per share which options have not vested to Mr. Phillips to date.

(g) Includes Make-Whole Warrants to purchase 37,658 shares of our common stock, options to purchase 70,000 shares of the Company's common stock at an exercise price of $1.20 per share, and options to purchase 6,250 shares of the Company’s common stock at an exercise price of $0.45 per share.  Does not include options to purchase 70,000 shares of the Company's common stock at an exercise price of $1.20 per share, or options to purchase 18,750 shares of the Company’s common stock at an exercise price of $0.45 per share which options have not vested to Mr. Carlson to date.

(h) Includes options to purchase 40,000 shares of our common stock at an exercise price of $14.20 per share and options to purchase 79,690 shares of our common stock at an exercise price of $0.50 per share and options to purchase 12,500 shares of our common stock at an exercise price of $0.45 per share.  Does not include options to purchase 120,310 shares of the Company's common stock at an exercise price of $0.50 per share, or options to purchase 37,500 shares of the Company’s common stock at an exercise price of $0.45 per share which options have not vested to Mr. Lieb to date.

(i) Represents shares and warrants beneficially owned by Trellus Offshore Fund Limited, Trellus Partners, II and Trellus Partners, LP, which are beneficially owned by Trellus Management Company, LLC (collectively “Trellus”).  Trellus has agreed to vote (or provide Mr. Cowart or his proxy a voting agreement or proxy to vote) the shares held by Trellus at the Meeting in favor of the proposals set forth herein.

(j) Includes 1,841,625 shares of Series A Preferred Stock of the Company and warrants to purchase 100,000 shares of the Company's common stock at an exercise price of $27.50 and warrants to purchase 40,000 shares of the Company's common stock at an exercise price of $0.10 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following information describes various related parties and affiliates of Vertex, VTX, Inc, which is wholly-owned by Mr. Cowart, the Chief Executive Officer and Chairman of Vertex, and  is the general partner of all of the entities described below.

Vertex Holdings (Vertex LP)

Vertex sub-leases office space from Vertex LP at its current principal executive office located at 1331 Gemini St., Suite 250, Houston, Texas 77058. The office rent is approximately $6,629 per month for 3,250 square feet, and the facility lease expires in June 2012.

CrossRoad Carriers (“CRC”)

CRC is a transportation company engaged in the transporting of petroleum fuels, bio fuels, and chemicals, and is 95.1% owned by Vertex LP and affiliated with Benjamin P. Cowart, Vertex’s Chairman and Chief Executive Officer, who serves as the general partner of CRC through VTX, Inc., an entity owned by Mr. Cowart. CRC provides transport services for Vertex LP and Vertex as well as for various third parties. The total costs and terms associated with the transportation fees that CRC charges Vertex are substantially similar to the terms granted to CRC’s other clients (including Vertex LP), which Vertex believes approximate current market rates.

Historically, approximately 60% of feedstock that comes into Vertex is transported by CRC, and 85-90% of Vertex’s trucking needs are fulfilled by CRC.

Vertex Recovery (“VR”)

VR is a generator solutions company for the proper recycling and management of petroleum products, 92.5% owned by Vertex LP, whose general partner is VTX. VR receives used petroleum products from various third parties and generally works as a broker for used petroleum products. VR sells products to Vertex LP and/or acts as a broker in connection with sales. Approximately 25-35% (including H&H and H&H Baytown (described below)) of Vertex’s total feedstock come from VR.

VR’s established business practice is for Vertex to have the first option to accept or not to accept any feedstock streams which VR becomes aware of at the current market price.

VR is a “third party supplier” - a company that collects used petroleum products (“Feedstock”) from various Generators and then resells such feedstock. A “Generator” is any person or entity whose activity or process produces used oil or whose activity first causes used oil to be subject to regulation (for example, an automotive service center that performs oil changes). Vertex is not currently a Generator or a Third Party Supplier, but is only a purchaser of feedstock through VR and/or through alternative third party suppliers.

H&H Oil (Austin, Texas) (“H&H”)

H&H is a wholly-owned business unit of VR and is a used oil collection company. H&H sells product to Vertex and third parties. Historically, approximately 10% of Vertex’s feedstock has come from H&H, and approximately 40% of H&H’s feedstock has been sold to Vertex.

H&H Oil (Baytown, Texas) (“H&H-Baytown”)

H&H Baytown is a wholly-owned business unit of VR and is a used oil collection company. H&H Baytown sells product to Vertex. Historically, approximately 10% of Vertex’s feedstock has come from H&H Baytown, and approximately 65% of H&H-Baytown’s feedstock has been sold to Vertex.

H&H Oil (Corpus Christi, Texas) (“H&H-Corpus”)

H&H Corpus is a wholly-owned business unit of VR and is a used oil collection company. H&H Corpus sells product to Vertex.  Historically, approximately 1% of Vertex’s feedstock has come from H&H Corpus, and approximately 5% of H&H-Corpus’s feedstock has been sold to Vertex.

Cedar Marine Terminal (“CMT”)

CMT is a marine terminal 99% owned by Vertex LP that is engaged in the storage and terminaling of petroleum fuels. CMT is contracted to store products for Vertex and Vertex LP, as well as third parties. CMT’s general partner is VTX.

Approximately 40% of Vertex’s feedstock is terminaled and stored at CMT. Historically, approximately 80% of the feedstock that is terminaled at CMT belongs to Vertex, with an additional approximately 10% owned by companies affiliated with Vertex LP. The remaining approximately 10% belongs to an unrelated third party.

CMT is the operator of our licensed “thermal/chemical extraction technology” - a process infrastructure located at the Cedar Marine Terminal, operated and managed by CMT, consisting of multiple tanks, associated piping and proprietary design and engineering for the thermal/chemical extraction of used motor oil. Vertex pursuant to the Operating and Licensing Agreement described below, licensed the technology from CMT, at a price equal to the documented development costs plus 10%.  CMT operates the actual thermal/chemical extraction process and Vertex pays them the operations cost plus 10%.  Although it is currently anticipated that Vertex LP and Vertex will be the only entities using the thermal/chemical extraction technology, because the license will be non-exclusive, CMT may license the technology to other parties and/or sell the technology outright. CMT currently provides terminalling services to Vertex competitors and may increase the volume of such services in the future.

Additionally, pursuant to the Asset Transfer Agreement (described above) and the terms of the Merger, Vertex was required to pay $1.6 million to Vertex LP, of which $0.9 million has been paid to date.  As such, Vertex is following a payment schedule agreed to by the Related Party Transaction Committee along with Vertex, LP which leaves approximately $0.7 million remaining, which we plan to pay in full by May 2010.

Vertex Residual Management (“VRM”)

VRM is an environmental consulting services company which is 69% owned by Vertex LP and controlled by Mr. Cowart through his ownership of VTX. VRM provides environmental compliance, residual management and regulatory oversight services (including permitting) to Vertex, Vertex LP and other affiliated companies, as well as third parties.

Vertex LP has an arrangement with VRM pursuant to which VRM provides services to Vertex LP and all of the other Vertex LP-related parties at cost, at the rate of 426 hours per month at $50 per hour for each entity, adjustable every six months. Vertex is responsible for its pro-rata share of the monthly fee payable to VRM pursuant to the pre-existing arrangement between VRM and Vertex LP, which has continued following the Merger.

-----------------------------------------

Vertex has also entered into a lease with Vertex LP, pursuant to which Vertex agreed to sublease office space, office equipment and support services from Vertex LP at the rate of approximately $6,629 per month.

Affiliated Employees

Certain employees of Vertex spend a portion of their time working on behalf of companies that are affiliates of Mr. Cowart. These employees are not compensated by Vertex for any time dedicated to those companies.

Services Agreement

In connection with the Merger, Vertex LP and Vertex entered into a Services Agreement (the “Services Agreement”).  Pursuant to the Services Agreement, Vertex LP (through its various affiliates) agreed to perform services for Vertex, billed at the lesser of (a) the rates Vertex LP charges to non-affiliates, and (b) rates less than the amount Vertex LP charges to non-affiliates as mutually agreed between the parties, including the following:

•	Transportation services through CrossRoad Carriers for the transportation of Vertex's feedstock and refined and re-refined petroleum products;

•	Environmental compliance and regulatory oversight services to be performed by Vertex Residual Management Group LP., and

•	Terminaling services through Cedar Marine Terminals for the storage and loading out of feedstock by barge, unless such services are covered under a separate agreement entered into between the Parties.

The Services Agreement has a term of five (5) years, but can be terminated at any time with the mutual consent of both parties, with thirty days prior written notice in the event any provision of the agreement is breached, by the non-breaching party, or at any time with five (5) days written notice if Mr. Cowart is no longer employed by Vertex.

Operating and Licensing Agreement

Additionally, in connection with the Merger and effective as of the effective date of the Merger, Cedar Marine Terminals, L.P. (“CMT”) and Vertex entered into an Operating and Licensing Agreement (the “Operating Agreement”).  Pursuant to the Operating Agreement, CMT agreed to provide services to Vertex in connection with the operation of the Terminal run by CMT, and the operations of and use of certain proprietary technology relating to the re-refining of certain oil feedstock referred to as its “Thermal/chemical extraction process” (“TCEP”), in connection with a Terminaling Agreement by and between CMT and Vertex.  Additionally, Vertex has the right, following the payment of the R&D Costs (as defined below) to use the first 33,000 monthly barrels of the capacity of TCEP pursuant to the terms of the Operating Agreement, with CMT being provided the right to use the next 20,000 barrels of capacity and any additional capacity allocated pro rata (based on the percentages above), subject to separate mutually agreeable allocations.

The Operating Agreement has a term expiring on February 28, 2017, and can be terminated (a) by the mutual consent of both parties, (b) with thirty days prior written notice, if any term of the agreement is breached, by the non-breaching party, or (c) at any time after the R&D Costs (as defined below) are paid and Mr. Cowart’s employment has been terminated by Vertex.

In consideration for the services to be rendered pursuant to the Operating Agreement, Vertex agreed to pay CMT its actual costs and expenses associated with providing such services, plus 10%, subject to a maximum price per gallon of $0.40, subject to TCEP meeting certain minimum volume requirements as provided in the agreement.  The maximum price to be paid per gallon is subject to change based on the mutual agreement of both parties.

Pursuant to the Operating Agreement, Vertex also has the right to a non-revocable, non-transferable, royalty-free, perpetual (except as provided in the agreement) license to use the technology associated with the operations of TCEP in any market in the world (the “License”), provided that Vertex pays CMT the documented net development costs of TCEP, which we have fully paid for in the amount of $1,731,889 to date (the “R&D Costs”).

The License expires automatically in the event Vertex (i) becomes insolvent or takes any action which constitutes its admission of inability to pay its debts as they mature; (ii) makes an assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (iii) commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iv) has filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (v) indicates its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (vi) suffers any such custodianship, receivership or trusteeship to continue un-discharged for a period of ninety (90) days or more; or dissolves or winds up its assets.

Right of First Refusal Agreement

Effective as of the date of the Merger, Vertex has the right, pursuant to a Right of First Refusal Agreement (the “Right of First Refusal Agreement”), to (a) match any third party offer to purchase Vertex Holdings LP, or any of its subsidiaries or assets (the “Property”) within thirty (30) days of the date such offer is received by Vertex, and (b) following the expiration of eighteen (18) months following the effective date of the Merger, to purchase any of the Property at a price to be determined by an independent third-party evaluation expert mutually agreed upon by the parties.  The Right of First Refusal Agreement, and the rights provided for therein remain in effect as long as Mr. Cowart is employed by Vertex.

What Vote Is Required For Election Of The Directors And Waiver Of The Requirement Described In The Company’s Series A Preferred Stock Designation That The Board Of Directors Consist Of Five (5) Persons?

The vote of a plurality of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required for the election of each of the Non-Series A Nominees for Board of Directors and the vote of a majority of the Company's Series A Preferred Stock shares eligible to vote at the Company's annual meeting of stockholders is required for the re-election of the Series A Preferred Stock Member.  Additionally, a majority of the Company’s outstanding common stock and a majority of the Company’s outstanding Series A Preferred Stock shares are required to approve the Waiver of the requirement described in the Company’s Series A Preferred Stock Designation that the Board of Directors consist of five (5) persons.

As described above, as of the Record Date, Benjamin P. Cowart, our Chief Executive Officer and Chairman (the “Majority Common Stock Holder”), beneficially owns and controls the vote of 4,254,799 shares of our common stock (which number includes 55,311 shares of common stock owned by VTX, Inc., which shares Mr. Cowart has voting and dispositive control over) and has the right to vote an aggregate of 541,004 shares of our Series A Preferred Stock at the Meeting in favor of the proposals which are to come before the Meeting, pursuant to a proxy agreement in place with Old Westbury Real Return Fund, which beneficially owned 541,004 shares of Series A Preferred Stock as of the Record Date, and which proxy agreement remains in place until the consummation of the Meeting.  Additionally, Trellus Management Company, LLC and its affiliates (the “Majority Series A Preferred Holder” and together with the Majority Common Stock Holder, the “Majority Shareholders”), which together beneficially own 1,841,627 shares of our Series A Preferred Stock as of the Record Date has agreed to vote such shares (or provide Mr. Cowart a voting agreement or proxy to vote such shares) of our Series A Preferred Stock at the Meeting.  Together, the Majority Shareholders have the right to vote 4,254,799 shares of common stock, or 51.5% of our outstanding common stock as of the Record Date, 2,382,631 shares of Series A Preferred Stock, or 50.1% of our outstanding shares of Series A Preferred Stock as of the Record Date, and 6,637,430 voting shares or 51.0% percent of our 13,010,252 total outstanding voting shares as of the Record Date, at the Meeting. As such, the Majority Shareholders or their proxies will approve the election of the Directors and the Waiver of the requirement described in the Company’s Series A Preferred Stock Designation that the Board of Directors consist of five (5) persons, without the further vote or consent of any other of the Company’s stockholders. Therefore, no further stockholder approval is required or sought.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS AND THE WAIVER OF THE REQUIREMENT DESCRIBED IN THE COMPANY’S SERIES A PREFERRED STOCK DESIGNATION THAT THE BOARD OF DIRECTORS CONSIST OF FIVE (5) PERSONS.

PROPOSAL 2

APPROVAL OF THE FILING OF THE COMPANY’S AMENDED AND RESTATED SERIES A CONVERTIBLE PREFERRED STOCK DESIGNATION.

What Are The Majority Stockholders Approving?

On April 1, 2009, Vertex filed an Amended and Restated Certificate of Designation of Rights, Preferences and Privileges of its Series A Convertible Preferred Stock (the "Amended Certificate"). The Amended Certificate became effective as of April 1, 2009.

Holders of outstanding shares of Vertex Series A Preferred Stock are entitled to receive dividends, when, as, and if declared by Vertex’s board of directors. No dividends or similar distributions may be made on shares of capital stock or securities junior to the Vertex Series A Preferred Stock until dividends in the same amount per share on the Vertex Series A Preferred Stock have been declared and paid. In connection with a liquidation, winding-up, dissolution or sale of Vertex, each share of Vertex Series A Preferred Stock is entitled to receive $1.49 prior to similar liquidation payments due on shares of Vertex common stock or any other class of securities junior to the Vertex Series A Preferred Stock. Shares of Vertex Series A Preferred Stock are not entitled to participate with the holders of Vertex common stock with respect to the distribution of any remaining assets of Vertex.

Each share of Vertex Series A Preferred Stock is entitled to that number of votes equal to the number of whole shares of Vertex common stock into which it is convertible. Generally, holders of Vertex common stock and Vertex Series A Preferred Stock vote together as a single class.

Shares of Vertex Series A Preferred Stock automatically convert into shares of Vertex common stock on the earliest to occur of the following:

•	The affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Vertex Series A Preferred Stock;

•
If the closing market price of Vertex common stock averages at least $15.00 per share over a period of 20 consecutive trading days and the daily trading volume averages at least 7,500 shares over such period;

•	If Vertex consummates an underwritten public offering of its securities at a price per share not less than $10.00 and for a total gross offering amount of at least $10 million; or

•	If a sale of Vertex occurs resulting in proceeds to the holders of Vertex Series A Preferred Stock of a per share amount of at least $10.00.

•
Holders of Vertex Series A Preferred Stock may not voluntarily convert their shares into Vertex common stock for at least one year following the issuance of the Vertex Series A Preferred Stock. Thereafter, holders may convert their shares of Vertex Series A Preferred Stock subject to the following conditions:

•
At any time following the one-year anniversary of the issuance of Vertex Series A Preferred Stock, holders may convert only up to that number of shares such that, upon conversion, the aggregate beneficial ownership of Vertex common stock of any such holder does not exceed 4.99% of Vertex’s common stock then outstanding; and

•
Prior to the three-year anniversary of the issuance of Vertex Series A Preferred Stock, no holder may, in any given three-month period, convert more than that number of shares of Vertex Series A Preferred that equals 5% of the total number of shares of Vertex Series A Preferred Stock then beneficially owned by such holder.

Each share of Vertex Series A Preferred Stock has the right to convert into one share of Vertex common stock, subject to the terms and conditions of the Amended Certificate and subject to adjustment as provided in the Amended Certificate.

Special Voting Rights

The holder of each share of Vertex Series A Preferred Stock is entitled to that number of votes equal to the number of whole shares of Vertex common stock into which such holder’s shares are convertible. In general, holders of Vertex common stock and Vertex Series A Preferred Stock vote together as a single class. However, so long as at least 50% of the shares of the Vertex Series A Preferred Stock originally issued in the merger remain outstanding, holders of Vertex Series A Preferred Stock are entitled to elect one member of Vertex’s five-person board of directors. Any director elected by holders of shares of Vertex Series A Preferred Stock may be removed during such director’s term of office, either with or without cause, only by the affirmative vote of at least 66-2/3% of the then outstanding shares of Vertex Series A Preferred Stock.

The foregoing description of the Amended Certificate is not complete and is qualified in its entirety by reference to the Amended Certificate.

Designation Amendment

The Majority Shareholders will approve the filing of an Amended and Restated Certificate of Designation of Rights, Preferences and Privileges of its Series A Convertible Preferred Stock, in substantially the form of Appendix A, attached hereto (the “Designation Amendment”), which will restate the prior Amended Certificate in its entirety, except that the Designation Amendment will provide that Vertex’s Board of Directors shall consist of six (6) seats, and that the Series A Preferred Stock voting as a single class will have the right to appoint one (1) of the six (6) Directors of the Company.  Specifically, the current Section 4.2 of the Amended Certificate will be amended and replaced by the following Section 4.2:

“4.2            The Board of Directors shall consist of six (6) seats. So long as at least fifty percent (50%) of the shares of Series A Preferred Stock issued on the Issue Date remain outstanding (as adjusted for any stock dividends, if any, combinations, splits, recapitalizations, and the like with respect to such shares), then the Holders of the Series A Preferred Stock, voting as a separate class, shall be entitled to elect one (1) of the six (6) Directors of the Corporation (the “Series A Director”).  The Holders of the Series A Preferred Stock shall have the right to elect or re-elect this one Director at each meeting, or pursuant to each written consent, of the Corporation’s shareholders for the election of directors.”

As soon as practicable after the approval of the Designation Amendment at the Meeting, the officers will take action to file the Designation Amendment with the Secretary of State of Nevada in substantially the form of Appendix A, attached hereto.

What Is The Purpose Of The Designation Amendment?

The Company believes that it is in the best interest of the Company to increase its number of Directors of the Company to six (6) members and the Designation Amendment is required to affect such increase (provided that the increase in the number of Directors is also being waived pursuant to Proposal 1 above, to allow for the appointment of six (6) Directors until such time as the Designation Amendment can be filed with the Secretary of State of Nevada).  The Company believes that the appointment of an additional Director on the Board of Directors will be able to provide additional insight, knowledge, advice and management to the Board of Directors and therefore the Company, which will be in the best interests of the Company and the Company’s shareholders.

How Will the Designation Amendment Affect My Rights?

Common stock and Series A Preferred Stock shareholders of the Company, voting together (collectively “Voting Shareholders”) will be able to appoint one additional Director of the Company following the approval of the Designation Amendment, bringing the total number of Directors they are able to appoint to five (5) Directors, compared to four (4) total Directors prior to the Designation Amendment (and prior to the Waiver described in Proposal 1, above).  Series A Preferred Stock holders voting as a class will still be able to appoint one (1) Director to the Company following the Designation Amendment.  As a result, following the Designation Amendment (and the Waiver, described above), the Voting Shareholders will be able to appoint 83% of the Directors of the Company (five out of six Directors) and the Series A Preferred Stock holders voting separately as a class will be able to appoint 17% of the Directors of the Company (one of our six Directors), compared to the Voting Shareholders having the right to appoint 80% of the Directors (four out of five Directors) and the Series A Preferred Stock holders having the right to appoint 20% of the Directors (one out of five Directors) prior to the Designation Amendment.

What Vote Is Required For Approval of the Designation Amendment?

The vote of a majority of the Company's common stock shares and the vote of a majority of the Company’s Series A Preferred Stock shares eligible to vote at the Company's annual meeting of stockholders is required to approve the Designation Amendment. Since our Majority Stockholders can vote a majority of our outstanding voting shares, our Majority Stockholders will approve the filing of the Designation Amendment as set forth above. Therefore, no further stockholder approval is required or sought.  Following the approval of the Designation Amendment at the Meeting, the Company’s officers will take prompt action to file the Designation Amendment with the Secretary of State of Nevada.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE FILING OF THE COMPANY’S AMENDED AND RESTATED SERIES A CONVERTIBLE PREFERRED STOCK DESIGNATION.

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PROPOSAL 3

RATIFICATION OF THE COMPANY’S 2009 STOCK INCENTIVE PLAN

What are the stockholders being asked to approve?

On July 15, 2009, the Company's Board of Directors adopted, subject to the ratification of our Majority Stockholders, the Company's 2009 Stock Incentive Plan (the "Plan") in the form of the attached Appendix B.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, Directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company, personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, Directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, Director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company's common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 1,575,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?

Stock Options to purchase a total of 815,000 shares of the Company’s common stock have previously been granted pursuant to the Plan on July 15, 2009, to the Company’s officers, Directors, employees and consultants and a total of 40,000 of such Stock Options have been forfeited to date.  A further description of the grants to date under the Plan is provided below:

Pursuant to and in connection with the Plan, on July 15, 2009, the Board of Directors granted an aggregate of 315,000 incentive stock options to certain of the Company’s employees (of which 40,000 stock options have been forfeited to date) in consideration for services rendered and to be rendered to the Company (the “Employee Options”).  Included in the Employee Option grants were the grant of 25,000 options to Chris Carlson, the Secretary and Vice President of the Company; and 50,000 options to Matthew Lieb, the Chief Operating Officer of the Company.

The Board of Directors also approved the grant of 100,000 non-qualified stock options to Christopher Stratton (our Chief Financial Officer), pursuant to the Plan (the “Stratton Options”).

Additionally, pursuant to and in connection with the Plan, the Board of Directors granted an aggregate of 320,000 non-qualified stock options to the Company’s Directors as follows in consideration for services rendered and to be rendered to the Company (the “Director Options,” and collectively with the Employee Options, and the Stratton Options, the “Employee and Director Options”):

Dan Borgen, Director	80,000 options
Ingram Lee, Director	80,000 options
David Phillips, Director	80,000 options
John Pimentel, Director	80,000 options

Finally, the Board of Directors granted Benjamin P. Cowart, the Chief Executive Officer, President, Chairman of the Board of Directors and largest shareholder of the Company an aggregate of 80,000 non-qualified stock options in consideration for services rendered and to be rendered to the Company (the “Cowart Options” and together with the Employee and Director Options, the “2009 Plan Options”).

The Employee and Director Options were granted at an exercise price of $0.45 per share, which represented the mean between the highest and lowest quoted selling prices of the Company’s common stock on the grant date (July 15, 2009)(the “Mean Selling Price”).  The Cowart Options have an exercise price of $0.50, which represents greater than 110% of the Mean Selling Price, as required by the Plan, as Mr. Cowart is a greater than 10% shareholder of the Company.

All of the 2009 Plan Options vest at the rate of ¼ of each grantee’s options per year on the anniversary date of such grants, subject to accelerated vesting in the event of a change of control of the Company, and expire upon the earlier of (a) 90 days following the termination of their employment (or in the case of a Director, such Director’s appointment) with the Company; and (b) ten years from the grant date in the case of the Employee and Director Options and five years from the grant date in connection with the Cowart Options, and as otherwise provided in the option agreements evidencing each grant.

Does the Company have any present plans to grant or issue additional securities pursuant to the Plan?

No, the Company does not have any current plans to make any additional grants of options or to issue any securities under the Plan; however, the Company believes that the authorization of such Plan will provide the Company greater flexibility at such time in the future, if ever, as the Company’s Board of Directors believes it is in the best interest of the Company to grant or issue securities pursuant to the Plan.

What will be the exercise price and expiration date of additional options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than the $0.001 par value per share of the Company's common stock. Additionally, the Board of Directors has the sole discretion over the authorization of any stock awards.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)
the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)
in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant's stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.  Non-incentive stock options are governed by the related award agreements.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Information Statement as Appendix B.

What vote is required to ratify the Plan?

The vote of a majority of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required to approve the Plan. Since our Majority Stockholders can vote a majority of our outstanding voting shares, our Majority Stockholders will approve and ratify the Plan as set forth above. Therefore, no further stockholder approval is required or sought.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE COMPANY'S 2009 STOCK INCENTIVE PLAN.

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PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF
LBB & ASSOCIATES LTD., LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR
THE FISCAL YEARS ENDING DECEMBER 31, 2009 AND 2010.

The Board of Directors has selected LBB & Associates Ltd., LLP (“LBB”), as independent auditors for the Company for the fiscal year ended December 31, 2010, and recommends that the stockholders vote for approval of such appointment and ratification of such previous appointment for December 31, 2009.

The Company does not anticipate a representative from LBB to be present at the annual stockholders meeting. In the event that a representative of LBB is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On June 24, 2009, Stonefield Josephson, Inc. ("Stonefield") was notified that the client auditor relationship between World Waste Technologies, Inc. (the "World Waste”) and Stonefield was terminated as World Waste was merged into Vertex Merger Sub, LLC, in connection with the Merger and Vertex became the successor entity to World Waste.  LBB, which served as Vertex’s independent auditor prior to the date of the Merger assumed Stonefield’s duties as principal independent public accountant of the successor entity to the Merger, Vertex, for the fiscal year ended December 31, 2008.  There were no disagreements, as defined in Item 304(b) of Regulation S-K, between the Company and our former principal independent accountants.

Stonefield's report on the financial statements of World Waste for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about World Waste's ability to continue as a going concern.

In connection with the audit of World Waste's fiscal years ended December 31, 2008 and December 31, 2007, and in the subsequent interim period through June 24, 2009 (the date the relationship with Stonefield ceased) there were no disagreements between Stonefield and World Waste on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Stonefield would have caused Stonefield to make reference to the subject matter of the disagreement in connection with its report on World Waste 's financial statements.

AUDIT FEES

The Company appointed LBB & Associates Ltd., LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal years ended December 31, 2008 and December 31, 2009:

Following is a summary of the fees expensed relating to professional services rendered by the principal accountants for the fiscal years ended December 31, 2009 and December 31, 2008:

Fee Category	2009 Fees	2008 Fees

Audit Fees	$54,915	$68,300
All Other Fees	$9,625	$129,771

Total Fees	$64,540	$198,071

What vote is required to ratify the appointment of LBB?

The vote of a majority of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required to ratify the appointment of LBB as our independent accountants for the fiscal years ended December 31, 2009 and 2010. Since our Majority Stockholders can vote a majority of our outstanding voting shares, our Majority Stockholders will approve and ratify the appointment of LBB as our independent accountants for the fiscal years ended December 31, 2009 and 2010. Therefore, no further stockholder approval is required or sought.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF LBB & ASSOCIATES LTD., LLP, AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 2009 AND 2010.

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OTHER MATTERS

The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b)	No Director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.

COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

VERTEX ENERGY, INC.
1331 GEMINI
SUITE 250
HOUSTON, TEXAS 77058

Attention:	Benjamin P. Cowart
Chief Executive Officer

By Order of the Board of Directors:

/s/ Benjamin P. Cowart
Benjamin P. Cowart
Chief Executive Officer
and Chairman

June 4, 2010

APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION OF
RIGHTS, PREFERENCES AND PRIVILEGES
OF THE
SERIES A CONVERTIBLE PREFERRED STOCK
OF
VERTEX ENERGY, INC.
a Nevada Corporation

Pursuant to Section 78.1955 of the Nevada General Corporation Law, Vertex Energy, Inc., a corporation organized and existing under the Nevada General Corporation Law (the “Company”),

DOES HEREBY CERTIFY that pursuant to Section 78.1955 of the Nevada General Corporation Law, (a) a majority of the Company’s outstanding voting shares; and (b) a majority of the shares of Series A Convertible Preferred Stock voting as a class; on July 14, 2010, duly voted to amend and restate the previously authorized series of Series A Convertible Preferred Stock (as amended and restated), as follows:

RESOLVED, that a series of the preferred stock, par value $.001 per share, of Vertex Energy, Inc. (the "Company") be, and it hereby is, established; and

FURTHER RESOLVED, that the Series A Convertible Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth below:

1.           DESIGNATION AND AMOUNT. There shall be created from the 50,000,000 shares of Preferred Stock, par value $0.001 per share, of the Corporation authorized to be issued pursuant to the Articles of Incorporation, a series of Preferred Stock, designated as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), and the number of shares of such series shall be 5,000,000.  Such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no such decrease shall reduce the number of authorized shares of the Series A Preferred Stock to a number less than the number of shares of the Series A Preferred Stock then issued and outstanding, plus the number of shares reserved for issuance upon the declaration and payment of dividends thereon, if any, plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants, if any, to purchase shares of Series A Preferred Stock, or upon the conversion of any outstanding securities issued by the Corporation that are convertible into shares of Series A Preferred Stock.

2.           DEFINITIONS. As used herein, in addition to those terms otherwise defined herein, the following terms shall have the following meanings:

2.1            “Acquisition” shall mean any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other binding share exchange or corporate reorganization, in which the shareholders of the Corporation immediately prior to such consolidation, merger, binding share exchange or reorganization, own less than fifty percent (50%) of the Corporation’s voting power immediately after such consolidation, merger, binding share exchange or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Corporation’s voting power is transferred.

2.2            “Board of Directors” shall mean the Board of Directors of the Corporation or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

2.3            “Common Stock” shall mean the common stock of the Corporation, par value $.001 per share, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Corporation is a constituent corporation.

2.4            “Filing Date” shall mean the date that this Certificate is filed with the Secretary of State of the State of Nevada.

2.5            “Holder” shall mean a holder of record of an outstanding share or shares of Series A Preferred Stock.

2.6            “Issue Date” shall mean the original date of issuance of shares of the Series A Preferred Stock.

2.7            “Junior Stock” shall mean the Common Stock and each other class of capital stock or series of Preferred Stock of the Corporation established after the Issue Date, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series A Preferred Stock upon the liquidation, winding-up or dissolution of the Corporation.

2.8            “Liquidation Preference” shall mean, with respect to each share of the Series A Preferred Stock, $1.49, subject to equitable adjustment from time to time pursuant to Section 7.4.

2.9            “Market Price” of the Common Stock on any day shall be deemed to be the closing price of the Common Stock on such day as officially reported by the principal securities exchange in which the shares of Common Stock are listed or admitted to trading or by the Nasdaq Stock Market, or if the Common Stock is not listed or admitted to trading on any securities exchange, including the Nasdaq Stock Market, the last sale price, or if there is no last sale price, the closing bid price, as furnished by the National Association of Securities Dealers, Inc. (such as through the OTC Bulletin Board) or a similar organization if Nasdaq is no longer reporting such information. If the Market Price cannot be determined pursuant to the sentence above, the Market Price shall be determined in good faith (using customary valuation methods) by the Board of Directors based on the information best available to it.

2.10            “Person” shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock corporation, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

3.      LIQUIDATION RIGHTS.

3.1            In the event of any liquidation, winding-up or dissolution of the Corporation, whether voluntary or involuntary, each Holder shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its shareholders an amount equal to the Liquidation Preference for each outstanding share of the Series A Preferred Stock held by such Holder to the date fixed for distribution, in preference to the holders of, and before any payment or distribution is made on (or any setting apart for any payment or distribution), any Junior Stock.  In the event the funds or assets legally available for distribution to the Holders are insufficient to pay in full the Liquidation Preference as described above, then all funds or assets available for distribution to the holders of capital stock shall be paid to the Holders pro rata based on the full Liquidation Preference to which they are entitled.  After payment has been made to the Holders of the full Liquidation Preference to which such Holders shall be entitled, the remaining net assets of the Corporation available for distribution, if any, shall be distributed pro rata among the holders of Junior Stock.

3.2            In addition to any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, the following events shall be considered a liquidation, winding-up or dissolution for the purpose of this Section 3:

(i)          the sale, conveyance, exchange or transfer (for cash, shares of stock, other securities or other consideration) of all or substantially all the assets or business of the Corporation; or

(ii)          any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the shareholders of the Corporation immediately prior to such consolidation, merger or reorganization, own fifty percent (50%) or less of the Corporation’s voting power immediately after such consolidation, merger or reorganization.

4.  VOTING RIGHTS.

4.1            Except as otherwise provided herein or as required by Nevada law, the Series A Preferred Stock shall be voted equally with the shares of the Common Stock of the Corporation, and not as a separate class, at any annual or special meeting of shareholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis:  each holder of shares of Series A Preferred Stock shall be entitled to that number of votes as equals the number of shares of Common Stock into which such holder’s aggregate shares of Series A Preferred Stock are convertible (pursuant to Section 6 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

4.2            The Board of Directors shall consist of six (6) seats. So long as at least fifty percent (50%) of the shares of Series A Preferred Stock issued on the Issue Date remain outstanding (as adjusted for any stock dividends, if any, combinations, splits, recapitalizations, and the like with respect to such shares), then the Holders of the Series A Preferred Stock, voting as a separate class, shall be entitled to elect one (1) of the six (6) directors of the Corporation (the “Series A Director”).  The Holders of the Series A Preferred Stock shall have the right to elect or re-elect this one director at each meeting, or pursuant to each written consent, of the Corporation’s shareholders for the election of directors.

4.3            Any director who shall have been elected by the holders of Series A Preferred Stock pursuant to Section 4.2 hereof, may be removed during such director’s term of office, either with or without cause, by and only by, an affirmative vote of the Holders of at least 66-2/3% of the then outstanding shares of Series A Preferred Stock, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of such shareholders, and any vacancy thereby created may be filled by such Holders of Series A Preferred Stock represented at the meeting or pursuant to the written consent of such shareholders.  Upon any other vacancy (i.e., other than a vacancy caused by removal) in the office of a director elected by Holders of Series A Preferred Stock pursuant to Section 4.2 hereof, the Holders of at least 66-2/3% of the then outstanding shares of Series A Preferred Stock may, by affirmative vote, elect a successor to hold office for the unexpired term of the director whose place shall be vacant.

4.4            In the event any Series A Director elected by the holders of Series A Preferred Stock pursuant to Section 4.2 hereof is removed, resigns, fails to stand for re-election or otherwise ceases to serve as a Director of the Company (each a “Notification Event”), the Company shall provide each Holder notice of such Notification Event within ten (10) business days of the occurrence of such Notification Event (the “Series A Notice”).  Each holder shall have a period of thirty (30) days from the date of the Company’s mailing of such Series A Notice (the “Series A Notice Period”) to provide the Company written notice of such Holder’s nominee to fill the vacancy of the former Series A Director (each a “Series A Nominee”).  After the expiration of the Series A Notice Period, the Secretary of the Company shall total the Series A Nominee votes cast by the Holders, and the three (3) Series A Nominee’s receiving the highest total percentage vote for nomination of the outstanding Series A Preferred Stock, shall appear on any ballot delivered by the Company for the vote of the Series A Preferred Stock Holders of such replacement Series A Director (a “Replacement Director Vote”).  The Replacement Director Vote shall be held as soon as practicable after the end of the Series A Notice Period.

5.  DIVIDENDS. Holders of outstanding shares of Series A Preferred Stock shall be entitled to receive dividends, when, as, and if declared by the Board of Directors.  No dividends or other distributions shall be made with respect to any shares of Junior Stock during any fiscal year of the Corporation until dividends in the same amount per share on the Series A Preferred Stock shall have been declared and paid or set apart during that fiscal year.

6.  CONVERSION.

6.1            Each Holder shall have the right, at such Holder’s option, exercisable at any time commencing on the one-year anniversary of the Issue Date and from time to time thereafter, to convert, subject to the terms and provisions of this Section 6, any or all of such Holder’s shares of Series A Preferred Stock into shares of Common Stock at a conversion rate equal to one share of Common Stock for each one share of Series A Preferred Stock being converted, provided, that (i) a holder of Series A Preferred Stock may, at any time following the one-year anniversary of the Issue Date and subject to the limitations set forth in subsection (ii) below, convert only up to that number of shares of Series A Preferred Stock, if any, so that, upon conversion, the aggregate beneficial ownership of the Corporation’s Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of such Holder and all persons affiliated with such Holder is not more than 4.99% of the Corporation’s Common Stock then outstanding and (ii) prior to the three-year anniversary of the Issue Date, a Holder of Series A Preferred Stock may not, in any given three-month period, convert more than that number of shares of Series A Preferred Stock as equals 5% of the total number of shares of Series A Preferred then beneficially owned by such Holder.  To exercise such right, a Holder must deliver to the Corporation at its principal offices during usual business hours of the Corporation:  (i) a written notice that such Holder elects to convert the number of shares of the Series A Preferred Stock specified in such notice and (ii) the certificate(s) evidencing the shares of Series A Preferred Stock to be converted, properly endorsed or assigned for transfer.  Thereupon, the Corporation shall promptly issue and deliver to such Holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled.  The conversion shall be deemed to occur at the close of business on the day the notice of conversion and certificate(s) are received by the Corporation.

6.2            Each share of Series A Preferred Stock shall be converted into shares of Common Stock automatically and without further action by the Corporation or any Holder, upon the first to occur of any of the following: (i) the affirmative vote or written consent of the Holders of a majority of the then-outstanding Series A Preferred Stock; (ii) the closing Market Price of the Common Stock averages at least $15.00 per share over a period of 20 consecutive trading days and the daily trading volume over the same 20-day period averages at least 7,500 shares; (iii) the closing of the sale of the Corporation’s Common Stock in a public offering underwritten by an investment bank reasonably acceptable to the holders of a majority of the then-outstanding shares of Series A Preferred Stock, registered under the Securities Act of 1933, as amended (the “Securities Act”), with a per share price to the public of at least $10.00 per share and for a total gross offering amount of at least $10.0 million, other than a registration relating solely to a transaction under Rule 145 under the Securities Act (or any successor thereto) or to an employee benefit plan of the Corporation; or (iv) the closing of an Acquisition resulting in proceeds to the holders of the Series A Preferred Stock of at least $10.00 per outstanding share of Series A Preferred Stock.  The Corporation shall give notice to the Holders of the automatic conversion of the Series A Preferred Stock pursuant to this Section 6.4, whereupon each Holder shall be obligated to surrender to the Corporation the certificate(s) evidencing its shares of Series A Preferred Stock, properly endorsed or assigned for transfer.

6.3            On the date of any conversion, all rights of any Holder with respect to the shares of the Series A Preferred Stock so converted, including the rights, if any, to receive distributions of the Corporation’s assets (including, but not limited to, the Liquidation Preference) or notices from the Corporation, will terminate, except only for the rights of any such Holder to receive certificates (if applicable) for the number of whole shares of Common Stock into which such shares of the Series A Preferred Stock have been converted and cash in lieu of any fractional share as provided in Section 6.6.

6.4            If the Corporation shall at any time or from time to time after the Filing Date effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series A Preferred Stock, or combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series A Preferred Stock, the conversion ratio shall be proportionately adjusted.  Any adjustment under this Section 6.4 shall become effective at the close of business on the date the subdivision or combination becomes effective.

6.5            The Corporation shall reserve out of the authorized but unissued shares of its Common Stock, sufficient shares of its Common Stock to provide for the conversion of shares of Series A Preferred Stock, from time to time as such shares of Series A Preferred Stock are presented for conversion. The Corporation shall take all action necessary so that all shares of Common Stock that may be issued upon conversion of shares of Series A Preferred Stock will upon issue be validly issued, fully paid and nonassessable, and free from all liens and charges in respect of the issuance or delivery thereof.

6.6            No fractional shares or securities representing fractional shares of Common Stock shall be issued upon any conversion of any shares of the Series A Preferred Stock. If more than one share of the Series A Preferred Stock held by the same Holder shall be subject to conversion at one time, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the conversion of all of such shares of the Series A Preferred Stock. If the conversion of any share or shares of the Series A Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the Market Price of the Common Stock on the conversion date shall be paid to such Holder in cash by the Corporation..

7.  MISCELLANEOUS

7.1            If any Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall, subject to the Bylaws of the Corporation, upon the request and at the expense of the Holder, issue, in exchange and in substitution for and upon cancellation of the mutilated Series A Preferred Stock certificate, or in lieu of and substitution for the Series A Preferred Stock certificate lost, stolen or destroyed, a new Series A Preferred Stock certificate of like tenor and representing an equivalent amount of shares of the Series A Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series A Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation. The Corporation shall not be required to issue any physical certificates representing shares of the Series A Preferred Stock on or after any conversion date with respect to such shares of the Series A Preferred Stock. In place of the delivery of a replacement certificate following any such conversion date, upon delivery of the evidence and indemnity described above, the Corporation will deliver the shares of Common Stock.

7.2            With respect to any notice to a Holder required to be provided hereunder, such notice shall be mailed to the registered address of such Holder, and neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any redemption, conversion, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, winding-up or other action, or the vote upon any action with respect to which the Holders are entitled to vote. All notice periods referred to herein shall commence on the date of the mailing of the applicable notice. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

7.3            Subject to Section 6.6 hereof, the shares of the Series A Preferred Stock shall be issuable, convertible and redeemable only in whole shares and cash shall be paid in lieu of fractional shares.

7.4            The Liquidation Preference and the dollar amounts and share numbers set forth herein shall be subject to adjustment, as appropriate, whenever there shall occur a stock split, stock dividend, combination, reclassification or other similar event involving shares of the Series A Preferred Stock. Such adjustments shall be made in such manner and at such time as the Board of Directors in good faith determines to be equitable in the circumstances, any such determination to be evidenced in a resolution duly adopted by the Board of Directors.  Upon any such equitable adjustment, the Corporation shall promptly deliver to each Holder a notice describing in reasonable detail the event requiring the adjustment and the method of calculation thereof and specifying the increased or decreased Liquidation Preference following such adjustment.

7.5            Shares of the Series A Preferred Stock converted into Common Stock shall be retired and canceled and shall have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may with any and all other authorized but unissued shares of Preferred Stock of the Corporation be designated or redesignated and issued or reissued, as the case may be, as part of any series of Preferred Stock of the Corporation.

7.6            In case, at any time while any of the shares of the Series A Preferred Stock are outstanding:

7.6.1              The Corporation shall declare a dividend (or any other distribution) on any Junior Stock; or

7.6.2              The Corporation shall authorize the issuance to all holders of its shares of any Junior Stock of rights or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

7.6.3              There is any reclassification of the Common Stock, any consolidation, merger or binding share exchange to which the Corporation is a party or the sale or transfer of all or substantially all of the assets of the Corporation; or

7.6.4              There is the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to Holders at least 30 days before the date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, and/or (ii) the date on which any such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for the applicable consideration, deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

7.7            The headings of the various sections and subsections of this Certificate of Designation are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Certificate of Designation.

7.8            Whenever possible, each provision of this Certificate of Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy.  If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Certificate of Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

7.9            The Corporation will provide to the holders of the Series A Preferred Stock all communications sent by the Corporation to the holders of the Common Stock.

7.10            Except as may otherwise be required by law, the shares of the Series A Preferred Stock shall not have any powers, designations, preferences or other special rights, other than those specifically set forth in this Certificate of Designation.

IN WITNESS WHEREOF, the Company has caused this statement to be duly executed by its Secretary this ___ day of ____________ 2010.

VERTEX ENERGY, INC.

__________________________
Chris Carlson
Secretary

APPENDIX B

VERTEX ENERGY, INC.
2009 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1           This 2009 Stock Incentive Plan of Vertex Energy, Inc. (the "Company") is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth.  The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2           Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3           The Company’s board of directors adopted the Plan on July 14, 2009.  The Plan shall be effective July 14, 2009 (the "Effective Date"), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law.  Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date.  Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4           The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas (except its choice-of-law provisions).

1.5           Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1           "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2           "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3           "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4           "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5           "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

2.7           "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8           "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9           "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

2.10         "Common Stock" means the Company’s common stock.

2.11         "Company" means Vertex Energy, Inc., a Nevada corporation.

2.12.        "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13         "Director" means a member of the Board of Directors of the Company.

2.14         "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15         "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.16         "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17         "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19         “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.20         "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21         "Fair Market Value" means:

(a) for purposes of an Incentive Stock Option, if there is a market for the Company’s stock, on a stock exchange or in an over-the-counter market, or otherwise, the Fair Market Value shall be the mean between the highest and lowest quoted selling prices on the valuation date of the Incentive Stock Option, or if there were no sales of the Company’s Common Stock on the valuation date, the Fair Market Value shall be the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date.  If a valuation pursuant to this paragraph is not available, the appropriate method described in Section 20.2031-2 of the Treasury Regulations adopted under the Code shall be used for the Fair Market Value, and

(b) for all other purposes, the mean between the highest and lowest quoted selling prices of the Common Stock (if actual sales price information on such trading day is not available, the mean between the bona fide bid and asked prices on such trading day shall be used) on the trading day immediately prior to the date on which a determination is being made pursuant to this Section 2.21 (the “Mean Selling Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Mean Selling Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Mean Selling Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board, whose determination shall be conclusive, shall be used.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

2.22         "Grant Date" means, as to any Award, the latest of:

(a) the date on which the Board authorizes the grant of the Award; or

(b) the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c) such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

2.23         "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24         "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

2.25         "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.26         "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

2.27         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28         "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29         "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30         “Outside Director” means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

2.31         "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32         "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

2.33         "Performance Period" shall have the meaning set forth in Article IX of the Plan.

2.34         "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

2.35         "Plan" means this Vertex Energy, Inc. 2009 Stock Incentive Plan, as it may be amended from time to time.

2.36         “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37         "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

2.38         "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

2.39         "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

2.40         “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time.  Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41         "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

2.42         "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43         "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44         "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1           The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2           The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)           If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)           The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)           In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3           Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4           Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be One Million Five Hundred Seventy-Five Thousand (1,575,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)           For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)           If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)           The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5           Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6           The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)           any required approval of the Plan by the shareholders of the Company; and

(b)           the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

3.7           The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8           Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9           The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10         No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11         The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12         Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)           Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)           An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)           as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)          as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)           The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as  Nonqualified Stock Options.

(e)           No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)           The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2           Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3           The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4           Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)           Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)           A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2           The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1           Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2           Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3           Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4           The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5           The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6           The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7           The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII -- RESTRICTED STOCK

7.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company an its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2           The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)           the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)           whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)           whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)            whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3           Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

7.5           Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6           Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7           Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2           For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3           Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2           The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c)           the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)           the form of settlement of a Performance Share.

9.3           At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4           Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5           Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7           The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8           Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1         Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)           all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)           all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)           all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)         the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)        the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)       upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)           all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2         Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3         After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1         Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

(a)           materially alter the group of persons eligible to participate in the Plan;

(b)           except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c)           alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2         No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)           annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)           convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3         If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1         Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2         The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3         The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4         Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5         This Plan and all actions taken hereunder shall be governed by the laws of the State of Texas.

12.6         Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7         If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8         The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9         The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10       If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.